UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): August 21, 2024

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 3.03. Material Modification to Rights of Security Holders.

On August 21, 2024, the Board of Directors (the “Board”) of Expion360 Inc. (the “Company”) amended the Company’s Bylaws to change the quorum requirements for stockholder meetings from a majority of the voting power represented in person or by proxy to one-third of the voting power represented in person or by proxy. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”), and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report, including Exhibit 3.1 attached hereto, is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

2024 Annual Meeting of Shareholders

On August 21, 2024, the Board determined that the Company’s 2024 Annual Meeting of Shareholders will be held on Friday, September 27, 2024 at 9:00 a.m. Pacific Time (the “2024 Annual Meeting”) instead of Friday, October 4, 2024.

Also on August 21, 2024, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) relating to the 2024 Annual Meeting. The preliminary proxy statement contains a number of proposals, including (i) approval of a reverse stock split (the “Reverse Stock Split Proposal”) of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), (ii) approval of a reduction in the Company’s authorized shares (if, and only if, the Reverse Stock Split Proposal is approved and implemented), (iii) approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of certain warrants to purchase shares of the Common Stock in connection with an offering and sale of securities of the Company that was consummated on August 8, 2024 (if, and only if, the Reverse Stock Split Proposal is approved and implemented), (iv) election of five directors, (v) ratification of the Company’s independent registered public accounting firm, and (vi) approval of adjournments of the 2024 Annual Meeting if necessary or appropriate.

With respect to the Reverse Stock Split Proposal, the Company is seeking shareholder approval of an amendment to the Company’s Articles of Incorporation (the “Amendment”) to effect a reverse stock split of the Common Stock at a ratio between 1-for-50 and 1-for-100 at any time within one year after shareholder approval is obtained, with the timing of the filing of the Amendment, and the exact reverse stock split ratio, to be determined in the sole discretion of the Board (the “Reverse Stock Split”).

The Company’s primary objective in effectuating the Reverse Stock Split, if implemented, is to raise the per share trading price of the Common Stock in a proactive effort to regain compliance with Nasdaq’s $1.00 minimum bid price listing requirement.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the 2024 Annual Meeting. This Current Report does not contain all the information that should be considered by Company shareholders concerning the 2024 Annual Meeting. In connection with the matters to be considered at the 2024 Annual Meeting, the Company has filed a preliminary proxy statement on Schedule 14A and plans to file a definitive proxy statement on Schedule 14A with the SEC. Shareholders and other interested persons are encouraged to read the preliminary proxy statement and, once available, they are encouraged to read the definitive proxy statement and other relevant documents filed with the SEC.. Investors and other interested parties will be able to obtain the proxy materials free of charge on the Company’s investor relations website, investors.expion360.com, or on the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the 2024 Annual Meeting. Information regarding the directors and executive officers, including a description of their interests in the Company, can be found in the Company’s proxy materials filed in connection with the 2024 Annual Meeting, which will be available free of charge on the websites indicated above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release, including statements about the Company’s beliefs and expectations, are "forward-looking statements" and should be evaluated as such. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “suggest”, “will,” and similar expressions. Forward-looking statements in this press release include, without limitation, statements regarding the timing and completion of the 2024 Annual Meeting, the voting outcome on the proposals being considered at the 2024 Annual Meeting, including the Reverse Stock Split Proposal, the Company’s ability to regain or sustain compliance with Nasdaq’s minimum bid price listing requirement in a timely manner or at all, and the Company’s ability to maintain compliance with Nasdaq’s other continued listing standards. The Company has based these forward-looking statements on its current expectations and projections about future events. Forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by such forward-looking statements, including, without limitation, risks, uncertainties and assumptions related to the trading price of the Common Stock following effectiveness of the Reverse Stock Split, as well as the risks disclosed under Item 1A. “Risk Factors” in the Company’s most recently Annual Report on Form 10-K filed with the SEC, as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q. This Current Report speaks as of the date indicated above. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any future changes in the Company’s expectations of results or any future change in events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: August 27, 2024	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer